Exhibit 32.1

Certification of the Chief Executive Officer and Chief Financial Officer of Capital Solutions 1, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report on Form 10-KSB/A of Capital Solutions 1, Inc. (the "Company") for the year ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Christopher Astrom, Chief Executive Officer and Chief Financial Officer of Capital Solutions 1, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 11, 2007

                                      /s/ CHRISTOPHER ASTROM
                                      -----------------------
                                      Christopher Astrom
                                      Chief Executive Officer

                                      /s/ CHRISTOPHER ASTROM
                                      -----------------------
                                      Christopher Astrom
                                      Chief Financial Officer